Exhibit 99.1

Valo Health and Khosla Ventures Acquisition Co. Announce Additional PIPE Commitments

•	Additional PIPE commitments since SPAC announcement total $33.5M

•	Anticipated PIPE proceeds total over $200M exceeding initial targets

•	New commitments made by CEO & Founder, David Berry and CFO, Graeme Bell

BOSTON, MA and MENLO PARK, CA, November 9, 2021 — Valo Health, LLC (“Valo”), the technology company using human-centric data and artificial intelligence (AI) powered computation to transform the drug discovery and development process, and Khosla Ventures Acquisition Co. (Nasdaq: KVSA) (“KVSA”), a special purpose acquisition company sponsored by an affiliate of Khosla Ventures, LLC (“Khosla Ventures”), today announced that the private placement of common stock (“PIPE”) investment in connection with their previously announced business combination had expanded from $168.5M to over $200M exceeding initial targets.

Since the original announcement of the business combination on June 9th, 2021, additional commitments of $33.5M were made by multiple institutional investors in July and recent commitments were made by Valo’s CEO & Founder David Berry, and CFO Graeme Bell (which, in the case of Valo’s CEO & Founder and CFO, will be subject to a 180-day lock-up following the closing, subject to early release in certain circumstances).

“The expanded PIPE investment further demonstrates a vote of confidence in our mission and approach to transforming the drug discovery and development process,” said Valo CEO & founder David Berry, Ph.D.

“Since we announced the business combination earlier this year, we have seen additional demand from investors and David’s personal investment is a testimony to the confidence in the business,” said Samir Kaul, Founding Partner and Managing Director at Khosla Ventures. “I look forward to joining the board after closing and deepening the already close relationship Khosla Ventures has with Flagship Pioneering, Valo, and its executive leadership team.”

The transaction is expected to close in the fourth quarter of 2021. The combined company is expected to operate under the name Valo Health Holdings, Inc. and trade on the New York Stock Exchange under the “VH” ticker symbol (subject to New York Stock Exchange’s approval of KVSA and Valo’s listing application).

About Valo Health

Valo Health, LLC (“Valo”) is a technology company built to transform the drug discovery and development process using human-centric data and artificial intelligence-driven computation. As a digitally native company, Valo aims to fully integrate human-centric data across the entire drug development life cycle into a single unified architecture, thereby accelerating the discovery and development of life-changing drugs while simultaneously reducing costs, time, and failure rates. The company’s Opal Computational Platform™ is an integrated set of capabilities designed to transform data into valuable insights that may accelerate discoveries and enable Valo to advance a robust pipeline of programs across cardiovascular metabolic renal, oncology, and neurodegenerative disease. Founded by Flagship Pioneering and headquartered in Boston, MA, Valo also has offices in Lexington, MA, San Francisco, CA, Princeton, NJ, and Branford, CT. To learn more, visit www.valohealth.com.

About KVSA

KVSA is a special purpose acquisition company sponsored by affiliates of Khosla Ventures. Khosla Ventures manages a series of venture capital funds that make early-stage venture capital investments and provide strategic advice to entrepreneurs building companies with lasting significance. The firm was founded in 2004 by Vinod Khosla, co-founder of Sun Microsystems. Khosla Ventures has over $15 billion dollars of assets under management and focuses on a broad range of sectors including artificial intelligence, agriculture/food, consumer, enterprise, financial services, health, space, sustainable energy, robotics, VR/AR and 3D printing. Collectively, Khosla Ventures portfolio of investments has created nearly half a trillion dollars in market value.

Contacts

Valo Media:

Jennifer Hanley, Corporate Communications jhanley@valohealth.com

Investor Contact:

Graeme Bell, CFO gbell@valohealth.com

KVAC

Peter Buckland, CFO

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Valo and KVSA. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of KVSA’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4, and other documents filed by KVSA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Valo and KVSA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Valo nor KVSA gives any assurance that either Valo or KVSA will achieve its expectations.

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed transaction, KVSA has filed, and the SEC has declared effective, a Registration Statement on Form S-4 containing a proxy statement/prospectus. The proxy statement/prospectus was sent to the stockholders of KVSA on or about October 22, 2021. KVSA and Valo also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of KVSA are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by KVSA and Valo through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

KVSA and Valo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from KVSA’s stockholders in connection with the proposed transaction. Information about KVSA’s directors and executive officers and their ownership of KVSA’s securities is set forth in KVSA’s filings with the SEC. To the extent that holdings of KVSA’s securities have changed since the amounts printed in KVSA’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination are contained in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

These communications do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.